                             SHAREHOLDER AFFIDAVIT

        I, ____________________________, hereby attest, represent and declare, to the best of my knowledge, as follows:

        1. I am an adult over the age of 18 years, and I reside in
           _____________________, ____________________
                [City]                     [State]

[If a business entity, state name of entity, address and title of affiant]
            _______________________
            Legal Name of Business

            ______________________________
            Employer Identification Number

My current address,  including city, state and zip code, my telephone number(s), and my social  security  number  are as  follows  (If a  business  entity,  list employer id number):

                  Contact Information:

Street Address  ________________________________________________________

City, State and Zip Code________________________________________________________

Primary Telephone Number: ( ___ ) ____  - ________

Secondary Telephone Number: ( ___ ) ____  - ________  (optional)

Email Address _________________________________________  (optional)

Social Security Number: ________ - _______ - _____________

Upon conversion, I request my shares be transferred via (check one)

____  Stock Certificate

____  Electronic Transfer (If selected please provide the following information)

___________________________         __________________   ___________________
Brokerage Name                      DTC Routing Number   Your account number

        2. I have personal and firsthand knowledge of all of the facts set forth herein and below, and, if called upon as a witness, I could and would competently testify thereto under oath.

        3. By my execution of this affidavit, I hereby represent and affirm the following facts, to the best of my knowledge and information:

I invested the principal sum of $____________
(_______________________________Dollars exactly) in the form of a loan to (Check correct entity)
__________ Smart Voice Telecommunications, Inc.
___________Itrex Corporation, or its successor, Itrex International Corporation

                                       1

on or about ______________, 200_ (the "Loan"). To the best of my knowledge and information, I never received a promissory note or other written confirmation of the Loan at the time I made my investment.

        4. I negotiated the terms and conditions of the Loan with Joseph R.
Cellura, the President and CEO of Divot Golf or its successor Orbittravel.com or its successor Orbit Brands. Based on that negotiation, my understanding of the material terms of the Loan is as follows:

a. Convertibility. The Loan is convertible into common stock of
   OrbitTRAVEL.com Corporation at the rate of _________number of shares for each dollar invested (the "Conversion"). The Conversion is a "cashless"
   conversion at the option of the holder, without any further consideration being due on the part of the holder, and may be exercised by the holder on or before ____________ [insert date].

b. Term of Loan. The unpaid principal [and/or interest?] is due and payable to me on or before _________________, 200__, unless [insert term].

c. Interest rate. The Loan bears interest on any unpaid principal (and or interest?)at the rate of ________% per annum.

d. Registration Rights. At the option of the Company, any common stock owned by the holder may be included for resale on a public registration statement of the Company, if any (the "Registration Rights"). The terms of the
   Registration Rights shall be determined at the time of the filing of a registration statement, if any.

e. Use of Proceeds. The proceeds of the Loan were to be used for [specify use of proceeds].

f. Other Material Terms (if necessary).

        I declare under penalty of perjury under the laws of the State of
____________________ that the foregoing statements are true and correct, to the best of my knowledge, information and belief.

        Executed this ___ day of April, 2004 at _________________ [city],
_________________ [state].

[Signature] _______________________________

[Print Name]_______________________________

          *************************************************************

    Please fax the signed document back to the offices of Ethridge and Miller
   CPA, 2849 Paces Ferry Road, Overlook I, Suite 160, Atlanta, GA 30339, Phone
             770-437-0044 Fax 770-437-8030 Contact is David Ethridge